                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



     [X] Definitive proxy statement

     [X] Definitive additional materials


     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             ILLINOIS POWER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                             [ILLINOIS POWER LOGO]

                             ILLINOIS POWER COMPANY
                             500 SOUTH 27TH STREET
                            DECATUR, ILLINOIS 62525


                                                                  April 27, 1998


Dear Shareholder:


     You are cordially invited to attend a special meeting of shareholders of Illinois Power Company ("IPC"), to be held on Friday, May 29, 1998 at 10:00 a.m., local time, at the principal office of IPC located at 500 South 27th Street, Decatur, Illinois 62525, to consider and vote upon an amendment to IPC's Amended and Restated Articles of Incorporation to remove a provision which limits the ability of IPC to issue or assume unsecured indebtedness (the "Proposed Amendment"). If the Proposed Amendment is adopted at the special meeting, you will be entitled to receive from IPC a special cash payment of $1.50 for each share you held as of April 6, 1998, the record date fixed for the special meeting. The Proposed Amendment is more fully described in the enclosed Proxy Statement.


     THE BOARD OF DIRECTORS OF IPC BELIEVES THE BEST LONG-TERM INTERESTS OF SHAREHOLDERS ARE SERVED BY, AND ENCOURAGES SHAREHOLDERS TO VOTE IN FAVOR OF, THE ADOPTION OF THE PROPOSED AMENDMENT.

     Whether or not you plan to attend the special meeting of shareholders, we ask that you take the following action:

      - PLEASE SUPPORT THE PROPOSED AMENDMENT BY VOTING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT AS SOON AS POSSIBLE. PROXIES MUST BE RECEIVED PRIOR TO THE SPECIAL MEETING IN ORDER TO BE COUNTED AS A VOTE FOR THE PROPOSED AMENDMENT. PLEASE BE AWARE THAT THE PROPOSED AMENDMENT MUST BE ADOPTED IN ORDER FOR YOU TO RECEIVE A SPECIAL CASH PAYMENT. A FAILURE TO RETURN A PROXY IS A VOTE AGAINST THE PROPOSED AMENDMENT.

      - Enclose your completed proxy card in the envelope addressed to MacKenzie Partners, Inc.

     If you have any questions on how to vote your shares, please contact:

            The Information Agent:                        The Solicitation Agent:
           MacKenzie Partners, Inc.                     Donaldson, Lufkin & Jenrette
          (800) 322-2885 (Toll Free)                       Securities Corporation
        (212) 929-5500 (Call Collect)                    (800) 334-1604 (Toll Free)
                                                       (212) 892-3351 (Call Collect)
                                                      Attn: Paul Galant or Jeff Dorst

     You may also contact your broker, dealer, commercial bank, trust company or other nominee with questions on how to vote your shares.

                                          Sincerely,

                                          Leah Manning Stetzner,
                                          General Counsel and Corporate
                                          Secretary

                           NOTICE AND PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 29, 1998


                           -------------------------

                             ILLINOIS POWER COMPANY

                            [ILLINOIS POWER LOGO]

                             ILLINOIS POWER COMPANY
                             500 SOUTH 27TH STREET
                            DECATUR, ILLINOIS 62525

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD FRIDAY, MAY 29, 1998


TO SHAREHOLDERS OF
ILLINOIS POWER COMPANY:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Illinois Power Company ("IPC") will be held at its principal office, 500 South 27th Street, Decatur, Illinois 62525 on Friday, May 29, 1998 at 10:00 a.m., local time, for the following purposes:


        1. To adopt an amendment to IPC's Amended and Restated Articles of Incorporation to remove the limitation on the issuance or assumption of unsecured indebtedness; and

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors of IPC has fixed the close of business on April 6, 1998 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Shareholders may be entitled to dissent from and obtain payment for their shares as a result of the adoption of the proposed amendment by delivering to IPC prior to the Special Meeting a written demand for such payment and not voting in favor of the proposed amendment. Additional information about dissenters' rights and procedures is set forth in the enclosed Proxy Statement, including Attachment A thereto which contains the applicable sections of the Illinois Business Corporation Act of 1983, as amended, relating to dissenters' rights.


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT TO MACKENZIE PARTNERS, INC. IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          Leah Manning Stetzner,
                                          General Counsel and Corporate
                                          Secretary


April 27, 1998

                             ILLINOIS POWER COMPANY
                                PROXY STATEMENT

                   PROPOSED AMENDMENT AND PROXY SOLICITATION

INTRODUCTION


     This Proxy Statement is first being mailed on or about April 27, 1998 to the shareholders of Illinois Power Company, an Illinois corporation ("IPC") in connection with the solicitation of proxies by the Board of Directors of IPC (the "Board") for use at a special meeting to be held at its principal office, 500 South 27th Street, Decatur, Illinois 62525 on Friday, May 29, 1998 at 10:00 a.m., local time, or any adjournment or postponement of such meeting (the "Special Meeting"). The purpose of the Special Meeting is to consider an amendment (the "Proposed Amendment") to IPC's Amended and Restated Articles of Incorporation (the "Articles") which would remove a provision of the Articles that limits IPC's ability to issue or assume unsecured indebtedness (the "Debt Limitation Provision"). At the Special Meeting, the shareholders of record of IPC as of April 6, 1998 (the "Record Date") will vote upon the Proposed Amendment to the Articles.



     If the Proposed Amendment is adopted at the Special Meeting, IPC will make a special cash payment in the amount of $1.50 per share to each holder of each series of cumulative preferred stock (par value $50 per share) (each a "Series of Preferred," and the holder thereof a "Preferred Shareholder") of record as of the Record Date (the "Special Cash Payment"). See "-- Special Cash Payments."


THE BOARD RECOMMENDS VOTING IN FAVOR OF THE PROPOSED AMENDMENT.


     Questions or requests for assistance may be directed to MacKenzie Partners, Inc. (the "Information Agent") or to Donaldson, Lufkin & Jenrette Securities Corporation (the "Solicitation Agent") at their respective telephone numbers and addresses set forth on the back cover of this Proxy Statement. Requests for additional copies of this Proxy Statement, the proxy being sent to record holders of shares (or, in the case of participants of the Depository Trust Company ("DTC"), the DTC participant proxy) (as used herein "Proxy" shall mean the proxy and/or the DTC participant proxy, as appropriate) or other proxy materials may be directed to the Information Agent, and such copies will be furnished promptly at IPC's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the proxy solicitation.


VOTING SECURITIES, RIGHTS AND PROCEDURES


     Only holders of record of IPC's voting securities at the close of business on the Record Date will be entitled to vote in person or by proxy at the Special Meeting. The outstanding voting securities of IPC are divided into two classes: common stock (no par value) and cumulative preferred stock (par value $50 per share). The class of cumulative preferred stock has been issued in six Series of
Preferred: the 4.08% Series of Preferred, the 4.20% Series of Preferred, the 4.26% Series of Preferred, the 4.42% Series of Preferred, the 4.70% Series of Preferred and the 7.75% Series of Preferred (collectively, the "Shares"). The record holders of all Shares of the cumulative preferred stock vote together as one class. The shares of common stock and cumulative preferred stock outstanding as of the Record Date, and the vote to which each share is entitled in consideration of the Proposed Amendment, are as follows:


                                                              SHARES       VOTES PER
                         CLASS                              OUTSTANDING      SHARE
                         -----                              -----------    ---------
Common Stock (No Par Value).............................     66,215,292     1 vote
Cumulative Preferred Stock (Par Value $50 Per Share)....      1,139,110     1 vote

     The affirmative votes of the holders of at least two-thirds of the outstanding shares of IPC's (i) common stock and all series of cumulative preferred stock, voting together as one class, and (ii) cumulative preferred stock, all series voting together as one class, are required to approve the Proposed Amendment to be presented at the Special Meeting. Abstentions and broker non-votes will have the effect of votes against the Proposed

Amendment. ILLINOVA CORPORATION, AN ILLINOIS CORPORATION ("ILN"), WHICH OWNS ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF IPC, HAS ADVISED IPC THAT IT INTENDS TO VOTE ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF IPC IN FAVOR OF THE PROPOSED AMENDMENT.

     Votes at the Special Meeting will be tabulated preliminarily by the Information Agent. Inspectors of Election, duly appointed by the presiding officer of the Special Meeting, will definitively count and tabulate the votes and determine and announce the results at the Special Meeting. IPC has no established procedure for confidential voting.
                           -------------------------

PROXIES

     THE ENCLOSED PROXY IS SOLICITED BY IPC'S BOARD, WHICH RECOMMENDS VOTING IN FAVOR OF THE PROPOSED AMENDMENT. ALL SHARES OF IPC'S COMMON STOCK WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT. Shares of IPC's cumulative preferred stock represented by properly executed proxies received at or prior to the Special Meeting will be voted in accordance with the instructions thereon. If no instructions are indicated, duly executed proxies will be voted in accordance with the recommendation of the Board. It is not anticipated that any other matters will be brought before the Special Meeting. However, the enclosed Proxy gives discretionary authority to the proxy holders named therein should any other matters be presented at the Special Meeting, and it is the intention of the proxy holders to act on any other matters in accordance with their best judgment.

PROCEDURAL INSTRUCTIONS

     If a Preferred Shareholder is a record holder of the Shares of one or more Series of Preferred as of the close of business on the Record Date, such Preferred Shareholder may grant a Proxy in favor of, against or abstain from voting on, the Proposed Amendment by marking the "FOR", "AGAINST" or "ABSTAIN" box, as applicable, on the enclosed Proxy and signing, dating and returning it promptly to the Information Agent in the enclosed envelope. Any beneficial owner of Shares who is not the record holder of such Shares as of the close of business on the Record Date (as would be the case for any beneficial owner whose Shares are registered in the name of such owner's broker, dealer, commercial bank, trust company or other nominee) must arrange with the record holder to execute and deliver a Proxy on such beneficial owner's behalf. Brokers, dealers, commercial banks, trust companies and other nominees will be requested to forward the proxy solicitation materials to the beneficial owners of the Shares for which they hold of record and IPC will reimburse them for their reasonable out-of-pocket expenses.

REVOCATION OF PROXIES


     Execution of a Proxy will not prevent a shareholder of record from attending the Special Meeting and voting in person. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of IPC written notice of revocation bearing a later date than the Proxy, by delivering a duly executed Proxy bearing a later date, or by voting in person by ballot at the Special Meeting.


SPECIAL CASH PAYMENTS


     Subject to the terms and conditions set forth in this Proxy Statement, if (but only if) the Proposed Amendment is adopted at the Special Meeting, IPC will make a Special Cash Payment in the amount of $1.50 for each Share to each Preferred Shareholder of record as of the Record Date. IPC has been advised that there is uncertainty under state law, due to the lack of controlling precedent, as to the permissibility of making Special Cash Payments. While IPC cannot predict how a court would rule on the issue, IPC believes that the Proposed Amendment is in the best interests of IPC and its shareholders, and, accordingly, has decided to make the Special Cash Payments. If the Proposed Amendment is adopted at the Special Meeting, Special Cash Payments will be paid out of IPC's general funds, promptly after the Proposed Amendment shall have become effective. However, no accrued interest will be paid on the Special Cash Payments regardless of any delay in making such payments.

     Only Preferred Shareholders of record as of the Record Date (or their legal representatives or attorneys-in-fact) are entitled to vote at the Special Meeting and, if the Proposed Amendment is adopted at the Special Meeting, to receive Special Cash Payments from IPC. Any beneficial holder of Shares who is not the registered holder of such Shares as of the Record Date (as would be the case for any beneficial holder whose Shares are registered in the name of such holder's broker, dealer, commercial bank, trust company or other nominee) must arrange with the record Preferred Shareholder to execute and deliver a proxy form on such beneficial owner's behalf. If a beneficial holder of Shares intends to attend the Special Meeting and vote in person, such beneficial holder must obtain a legal proxy form from his or her broker, dealer, commercial bank, trust company or other nominee.

     TO AVOID FEDERAL INCOME TAX BACKUP WITHHOLDING EQUAL TO 31% OF THE SPECIAL CASH PAYMENT, EACH PREFERRED SHAREHOLDER MUST NOTIFY IPC OF SUCH PREFERRED SHAREHOLDER'S CORRECT TAXPAYER IDENTIFICATION NUMBER AND PROVIDE CERTAIN OTHER INFORMATION BY PROPERLY COMPLETING AND EXECUTING THE SUBSTITUTE FORM W-9 INCLUDED IN THE PROXY AND RETURNING IT TO THE INFORMATION AGENT. FOREIGN PREFERRED SHAREHOLDERS MUST SUBMIT A PROPERLY COMPLETED FORM W-8 IN ORDER TO AVOID THE APPLICABLE BACKUP WITHHOLDING; PROVIDED, HOWEVER, THAT BACKUP WITHHOLDING WILL NOT APPLY TO FOREIGN PREFERRED SHAREHOLDERS SUBJECT TO 30% (OR LOWER TREATY RATE) WITHHOLDING ON SPECIAL CASH PAYMENTS. SEE "CERTAIN FEDERAL INCOME TAX CONSEQUENCES."

SEPARATE SOLICITATION FEES


     Brokers, dealers, commercial banks, trust companies and other nominees will be requested to forward the proxy solicitation materials to the beneficial owners of the Shares for which they hold of record and IPC will reimburse them for their reasonable out-of-pocket expenses. If the Proposed Amendment is adopted at the Special Meeting, IPC will pay to each designated Soliciting Dealer (as defined herein) a separate fee of $0.50 per Share for Shares that are voted (and not revoked) in favor of the Proposed Amendment; provided that with respect to beneficial owners affirmatively voting 2,000 or more Shares, the separate fee shall be paid 80% to the Solicitation Agent and 20% to any designated Soliciting Dealer (which may be the Solicitation Agent). A designated "Soliciting Dealer" is an entity obtaining a Proxy, as set forth on the Proxy or the Notice of Solicited Proxies, and is (i) any broker or dealer in securities, including the Solicitation Agent in its capacity as a dealer or broker, which is a member in good standing of any national securities exchange or of the NASD,
(ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in making solicitations, or (iii) any bank or trust company.


     No separate fee (other than fees payable to the Solicitation Agent as provided herein) shall be payable to a Soliciting Dealer with respect to the vote of Shares by a holder unless the Proxy or the Notice of Solicited Proxies accompanying such vote designates such Soliciting Dealer. No separate fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being voted for the benefit of one or more beneficial owners identified on the Notice of Solicited Proxies. No separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a voting holder. No separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of IPC, the Solicitation Agent or the Information Agent for purposes of the proxy solicitation.

     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the proxy solicitation consist solely of forwarding to clients materials relating to the proxy solicitation. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the proxy solicitation included any activities other than those described above, and for all purposes noted in all materials relating to the proxy solicitation, the term

"solicit" shall be deemed to mean no more than "processing proxies" or "forwarding to customers materials regarding the proxy solicitation."

DISSENTERS' RIGHTS

     Section 11.65 of the Illinois Business Corporation Act of 1983, as amended (the "Business Corporation Act"), provides that a shareholder of an Illinois corporation is entitled to dissent from, and obtain payment for his or her shares in the event of, among other things, an amendment of the corporation's articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it alters or abolishes a preferential right of such shares. As described herein, the Proposed Amendment would amend the Articles to remove a covenant which provides that the issuance or assumption of unsecured indebtedness for certain purposes above a certain threshold requires the consent of the holders of at least a majority of the total number of Shares then outstanding. To the extent that the Proposed Amendment is deemed to alter or abolish a "preferential right" of the Shares within the meaning of
Section 11.65 of the Business Corporation Act, the Preferred Shareholders would have the right to dissent from the Proposed Amendment and obtain payment of the fair value of their Shares. Pursuant to Section 11.70 of the Business Corporation Act, a Preferred Shareholder who elects to dissent from the Proposed Amendment (a "Dissenter"), must deliver to IPC before the vote on the Proposed Amendment is taken, a written demand for payment of his or her Shares if the Proposed Amendment is adopted at the Special Meeting. If a written demand is not received by that date, the Dissenter will lose the right to dissent and thereby obtain payment for his or her Shares. A Dissenter also will lose the right to dissent if the Dissenter votes in favor of the Proposed Amendment.

     If the Proposed Amendment gives rise to dissenters' rights under Section
11.65 of the Business Corporation Act and is adopted at the Special Meeting, IPC will advise any Dissenter meeting the foregoing eligibility requirements of its opinion as to the estimated fair value of the Shares owned by the Dissenter, together with supporting information and a commitment to pay for such Shares at the estimated fair value. A Dissenter who does not agree with IPC's estimated fair value of the Shares must notify IPC, within 30 days thereafter, of the Dissenter's estimate of fair value. If, within 60 days thereafter, IPC and the Dissenter have not agreed upon the fair value of the Shares and the interest due, IPC must either pay the Dissenter the difference in value demanded by the Dissenter or file a petition in circuit court requesting the court to determine the fair value of the Shares and the interest due.

     The foregoing summary does not purport to be a complete statement of the provisions of Sections 11.65 and 11.70 of the Business Corporation Act and is qualified in its entirety by reference to the relevant portions of such Sections, copies of which are attached hereto as Attachment A.

     A Dissenter who receives payment for his or her Shares upon exercise of the right of dissent will, subject to the provisions of the Section 302(b) of the Internal Revenue Code, recognize gain or loss for Federal income tax purposes, measured by the difference between the cost basis for his or her Shares and the amount of payment received.

     PREFERRED SHAREHOLDERS WHO WISH TO RESERVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS SHOULD REVIEW CAREFULLY THE FOREGOING DISCUSSION AND THE PROVISIONS OF THE BUSINESS CORPORATION ACT SET FORTH IN ATTACHMENT A. THE FAILURE TO COMPLY STRICTLY WITH THE DESCRIBED PROCEDURES WILL RESULT IN THE LOSS OF ANY SUCH DISSENTERS' RIGHTS. ANY PREFERRED SHAREHOLDER WHO CONTEMPLATES THE ASSERTION OF DISSENTERS' RIGHTS IS URGED TO CONSULT HIS OR HER OWN COUNSEL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     IPC Securities. As noted above, ILN owns all the outstanding common stock of IPC. ILN, IPC and their subsidiaries and affiliates did not beneficially own any Shares as of January 31, 1998. None of the pension, profit sharing or other retirement plans of such entities beneficially owned any Shares as of January 31, 1998. In addition, IPC's and ILN's directors and executive officers did not beneficially own any Shares as of January 31, 1998. There was no person or group known by management of IPC to be the beneficial owner of more than 5% of the Shares as of January 31, 1998, except for the State of Michigan Retirement Systems, 430 W. Allegan, Lansing, MI 48909, which beneficially owned 150,000, or 13.17%, of the Shares on that date.

     ILN Securities. The beneficial ownership of ILN's common stock held by each director of ILN and IPC, the five most highly compensated executive officers of ILN and IPC in 1997, all directors and executive officers as a group of ILN and IPC, and persons or groups owning more than 5%, as of January 31, 1998 (unless otherwise noted), is set forth in the following table.


                                                              AMOUNT AND NATURE OF
                 NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
                 ------------------------                    -----------------------   ----------------
Larry F. Altenbaumer.......................................            13,092(2)              *
David W. Butts.............................................             8,817(2)              *
John G. Cook...............................................            11,894(2)              *
Larry D. Haab..............................................            68,250(2)              *
Paul L. Lang...............................................            21,216(2)              *
Robert A. Schultz..........................................             8,551(2)              *
J. Joe Adorjan.............................................                 0                 *
C. Steven McMillan.........................................             1,300                 *
Robert M. Powers...........................................             8,550                 *
Sheli Z. Rosenberg.........................................                 0                 *
Walter D. Scott............................................             5,150                 *
Joe J. Stewart.............................................                 0                 *
Ronald L. Thompson.........................................             3,677                 *
Walter M. Vannoy...........................................             5,010                 *
Marilou von Ferstel........................................             4,420                 *
John D. Zeglis.............................................             2,626                 *
All directors and executive officers as a group............           187,021                 *
Hotchkis & Wiley...........................................         6,321,233              8.8%
  800 W. 6th Street, 5th Floor
  Los Angeles, CA 90017
Merrill Lynch Asset Management, L.P. ......................         6,321,253(3)           8.8%
  800 Scudders Mill Road
  Plainsboro, NJ 08536
State of Michigan Retirement Systems.......................         3,714,300             5.18%
  430 W. Allegan
  Lansing, MI 48909


-------------------------
* Less than 1%.

(1) Each person named in the table has sole voting and investment power with respect to shares of ILN's common stock listed as owned by each person, unless otherwise noted.
(2) Includes the following shares of common stock issuable pursuant to stock options exercisable within the next 60 days: Mr. Haab, 56,900; Mr. Lang, 17,800; Mr. Altenbaumer, 17,800; Mr. Butts, 7,900; Mr. Cook, 9,900; and Mr.
    Schultz, 6,750.
(3) Merrill Lynch Asset Management, L.P. has shared voting and investment power with respect to these shares according to its Schedule 13G filed February 2, 1998.

BUSINESS TO COME BEFORE THE SPECIAL MEETING

     The following Proposed Amendment to the Articles is the only item of business expected to be presented at the Special Meeting:

        To remove in its entirety ARTICLE V, Section 1, Clause (f)(1), limiting IPC's ability to issue or assume unsecured indebtedness.

     THE FOLLOWING STATEMENTS, UNLESS THE CONTEXT OTHERWISE REQUIRES, ARE SUMMARIES OF THE SUBSTANCE OR GENERAL EFFECT OF PROVISIONS OF THE ARTICLES, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE ARTICLES, INCLUDING ARTICLE V SECTION 1, CLAUSE (F)(1) (AS DESCRIBED BELOW).

EXPLANATION OF THE PROPOSED AMENDMENT

     The Debt Limitation Provision in the Articles currently prohibits, without the consent of the holders of a majority of the outstanding Shares, the issuance or assumption by IPC of any unsecured notes, debentures or other securities representing unsecured indebtedness (other than for the purpose of refunding outstanding unsecured indebtedness or for the redemption or retirement of all outstanding Shares) if, immediately after such issuance or assumption, the total outstanding principal amount of all securities representing unsecured indebtedness (including unsecured securities then to be issued or assumed) would exceed 20% of the aggregate of (i) the total principal amount of all outstanding secured indebtedness issued or assumed by IPC at the time of such issuance or assumption and (ii) the capital and surplus of IPC, as then stated on IPC's books of account. The Proposed Amendment, if adopted, would eliminate in its entirety the Debt Limitation Provision, as set forth below, from the Articles:

          (f)(1) The Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of at least a majority of the total number of shares of Preferred Stock then outstanding, issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume any such unsecured indebtedness, for purposes other than (A) the refunding of outstanding unsecured indebtedness theretofore issued or assumed by the Corporation, (B) the reacquisition, redemption or other retirement of any indebtedness which reacquisition, redemption or other retirement has been approved by any regulatory authority having jurisdiction in the premises, or (C) the reacquisition, redemption or other retirement of all outstanding shares of Preferred Stock or of any other class of stock ranking prior to, or on a parity with, Preferred Stock as to dividends or other distributions, if immediately after such issue or assumption the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation including unsecured indebtedness then to be issued or assumed would exceed twenty percent (20%) of the aggregate of (a) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and (b) the capital and surplus of the Corporation as then to be stated on the books of account of the Corporation.

REASONS FOR THE PROPOSED AMENDMENT

     General. IPC believes that legislative, regulatory, technological and market developments will lead to a more competitive environment in the electric utility industry. As competition intensifies, flexibility and cost reduction will be even more crucial to success. Because the electric utility industry is extremely capital intensive, control and minimization of financing costs are of particular importance. In response to the competitive forces and regulatory changes faced by IPC, IPC has from time to time considered, and expects to continue to consider, various strategies designed to enhance its competitive position and to increase its ability to adapt to and anticipate changes in its utility business.

     IPC believes that adoption of the Proposed Amendment is critical to financial flexibility and capital cost reduction. If the Proposed Amendment is adopted, the Debt Limitation Provision will be eliminated. Historically, IPC's debt financing generally has been accomplished through the issuance of long-term mortgage bonds, unsecured indebtedness and pollution control bonds. IPC has mortgage bonds outstanding under two mortgages: (i) the 1943 Mortgage and Deed of Trust, between IPC and Harris Trust and Savings

Bank (the "1943 Mortgage"), and (ii) the 1992 General Mortgage and Deed of Trust, between IPC and Harris Trust and Savings Bank (the "1992 Mortgage"). Mortgage bonds issued under the 1943 Mortgage represent secured indebtedness placing a first priority lien on substantially all of IPC's assets. While subject to the prior lien of the 1943 Mortgage, IPC's utility assets are also subject to the junior lien of the 1992 Mortgage. IPC's mortgage bonds issued under both the 1943 Mortgage and the 1992 Mortgage contain certain restrictive covenants with respect to, among other things, the disposition of assets and the ability to issue additional mortgage bonds. Unsecured indebtedness generally has fewer restrictions than mortgage bonds. Short-term indebtedness, a lower cost form of debt available to IPC, represents one type of unsecured indebtedness. Pollution control bond financing, a more favorable type of financing due to its tax-exempt status, is available only for very limited purposes.

     The Proposed Amendment will not only allow IPC to issue a greater amount of unsecured indebtedness, but also will allow IPC to issue a greater amount of total indebtedness. IPC, however, presently has no intention of issuing a greater amount of unsecured debt or total debt than it would have issued absent the adoption of the Proposed Amendment. It is IPC's intention to retain flexibility in the mix of its outstanding debt and therefore have the option to use more short-term and other unsecured debt and fewer mortgage bonds. In addition, as a regulated utility, the issuance of any securities by IPC would continue to be subject to the prior approval of the Illinois Commerce Commission (the "ICC") (with respect to securities maturing in more than one year) or the Federal Energy Regulatory Commission (with respect to securities maturing in one year or less).

     Inasmuch as the Debt Limitation Provision contained in the Articles limits IPC's flexibility in planning and financing its business activities, IPC believes it ultimately will be at a competitive disadvantage if the Debt Limitation Provision is not eliminated. The industry's new competitors (for example, power marketers, exempt wholesale generators, independent power producers and cogeneration facilities) generally are not subject to the type of financing restrictions the Debt Limitation Provision imposes on IPC. Recently, several other utilities with the same or similar charter restrictions have successfully eliminated such provisions by soliciting their shareholders for the same or similar amendments. In addition, some potential utility competitors have no comparable provision restricting the issuance of unsecured debt. Given the onset of competition in the utility industry, IPC must continue to explore new ways of reducing costs and enhancing flexibility. IPC believes that the adoption of the Proposed Amendment will be in the best long-term competitive interests of its shareholders.

     Financial Flexibility. If the Proposed Amendment is adopted, IPC will have increased flexibility (i) to choose among different types of debt financing and
(ii) to finance projects using the most cost effective means. IPC believes that various types of unsecured debt alternatives may increase in importance as a financing option. The availability and flexibility of unsecured debt is necessary to take full advantage of changing conditions in securities markets.

     In addition, although IPC's earnings currently are sufficient to meet the earnings coverage tests that must be satisfied before issuing additional mortgage bonds and preferred stock, there is no guarantee that this will be true in the future. Other utilities have been unable to issue mortgage bonds during certain periods because of restrictive covenants in their mortgages. IPC's inability to issue mortgage bonds or preferred stock in the future, combined with the inability to issue additional unsecured debt, would limit IPC's financing options to more costly options, including additional common equity. Moreover, continued reliance on the issuance of mortgage bonds could limit IPC's ability in the future to strategically redeploy its assets.

     Under the Debt Limitation Provision, IPC's use of unsecured short-term indebtedness is presently restricted. However, IPC believes that the prudent use of such indebtedness in excess of this provision is vital to effective financial management of its business. Not only is unsecured short-term indebtedness generally one of the least expensive forms of capital, it also provides flexibility in meeting seasonal and business cycle fluctuations in cash requirements, acts as a bridge between issues of permanent capital and can be used when unfavorable conditions prevail in the market for long-term capital. However, because of the Debt Limitation Provision, as of December 31, 1997, the maximum amount of unsecured indebtedness that IPC was authorized under its Articles to issue or assume was approximately $612.7 million. As of December 31, 1997,

IPC had approximately $444.8 million of unsecured indebtedness outstanding, thus leaving an additional $167.9 million of capacity available.

     Lower Costs. As previously mentioned, IPC's short-term debt issuances generally represent one of its lowest-cost forms of financing. By increasing its use of short-term debt, IPC may be able to lower its cost structure further, thereby making its products more competitive and reducing its business risks. However, with the Debt Limitation Provision in place, the availability and corresponding benefits of short-term debt diminish. In addition, although short-term debt may expose the borrower to more volatility in interest rates, it should be noted that the cost of short-term debt seldom exceeds the cost of other forms of capital available at the same time.

     FOR ALL THE ABOVE REASONS, IPC'S BOARD BELIEVES THE BEST LONG-TERM INTERESTS OF SHAREHOLDERS ARE SERVED BY, AND ENCOURAGES SHAREHOLDERS TO VOTE IN FAVOR OF, THE ADOPTION OF THE PROPOSED AMENDMENT.

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

     If the Proposed Amendment is adopted at the Special Meeting, Preferred Shareholders will no longer be entitled to the benefits of the Debt Limitation Provision, which will have been removed by the Proposed Amendment. As discussed above, the Debt Limitation Provision places restrictions on IPC's ability to issue or assume unsecured indebtedness. Although IPC's debt instruments may contain certain restrictions on IPC's ability to issue or assume debt, any such restrictions may be waived and the increased flexibility afforded IPC by the removal of the Debt Limitation Provision may permit IPC to take certain actions that may increase the credit risks with respect to IPC, adversely affecting the market prices and credit ratings of the Shares, or otherwise be materially adverse to the interests of the Preferred Shareholders. In addition, to the extent that IPC elects to issue or assume additional unsecured indebtedness, the Preferred Shareholders' relative position in IPC's capital structure could be perceived to decline, which in turn could adversely affect the market prices and credit ratings of the remaining Shares. Since holders of any debt, including unsecured indebtedness, would rank ahead of Preferred Shareholders in a bankruptcy or other liquidation of IPC, the issuance of a greater amount of unsecured indebtedness may pose additional risk to Preferred Shareholders under certain circumstances, including circumstances relating to IPC's default in the repayment of such indebtedness.

RATING AGENCIES


     As of the date of this Proxy Statement, each Series of Preferred was rated Baa2 by Moody's Investors Service, Inc. and BBB- by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (collectively, the "Rating Agencies"). The Rating Agencies have been advised of the Proposed Amendment. The Rating Agencies have advised IPC that the adoption of the Proposed Amendment, in and of itself, will not result in a reduction of their current ratings of IPC's cumulative preferred stock.


     Ratings are not recommendations to purchase, hold or sell the Shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to the Rating Agencies by IPC and obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     ILN's Board of Directors has selected Price Waterhouse LLP as independent accountants for ILN and its subsidiaries, including IPC, for the year 1998. A representative of Price Waterhouse LLP is expected to be present at the Special Meeting with the opportunity to make a statement and to respond to appropriate questions from shareholders.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     In the opinion of Schiff Hardin & Waite, counsel to IPC, the following summary describes the principal United States federal income tax consequences of the receipt of Special Cash Payments and the adoption of the Proposed Amendment. This summary is based on the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), administrative pronouncements, judicial decisions and existing and proposed Treasury Regulations, changes to any of which subsequent to the date of this Proxy Statement may adversely affect the tax consequences described herein, possibly on a retroactive basis. This summary is addressed to Preferred Shareholders who hold Shares as capital assets within the meaning of
Section 1221 of the Code. This summary does not discuss all of the tax consequences that may be relevant to a Preferred Shareholder in light of such Preferred Shareholder's particular circumstances or to Preferred Shareholders subject to special rules (including certain financial institutions, tax-exempt organizations, insurance companies, dealers in securities or currencies, and Preferred Shareholders who are not citizens or residents of the United States). Preferred Shareholders should consult their tax advisors with regard to the application of the United States federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

     As used herein, the term "United States Holder" means an owner of a Share that is for United States federal income tax purposes (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof; (iii) an estate, or for taxable years beginning on or before December 31, 1996, in general, any trust, the income of which is subject to United States federal income taxation regardless of its source; or (iv) for taxable years beginning after December 31, 1996, any trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of such trust. A "Non-United States Holder" is a Preferred Shareholder that is not a United States Holder.

SPECIAL CASH PAYMENTS; MODIFICATION OF ARTICLES

     United States Holders. There is no direct authority concerning the Federal income tax consequences of the receipt of Special Cash Payments. IPC will, for information reporting purposes, treat Special Cash Payments as ordinary dividend income to recipient United States Holders.

     Non-United States Holders. IPC will treat Special Cash Payments paid to a Non-United States Holder of Shares as subject to withholding of United States Federal income tax at a 30% rate. However, Special Cash Payments that are effectively connected with the conduct of a trade or business by the Non-United States Holder within the United States are not subject to the withholding tax (provided such Non-United States Holder provides two originals of Internal Revenue Service ("IRS") Form 4224 stating that such Special Cash Payments are so effectively connected), but instead are subject to United States Federal income tax on a net income basis at applicable graduated individual or corporate rates. Any such effectively connected Special Cash Payments received by a foreign corporation may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty). A Non-United States Holder of Shares eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

     Preferred Shareholders will not recognize any taxable gain or loss with respect to the Shares as a result of the modification of the Articles by the Proposed Amendment.

BACKUP WITHHOLDING

     ANY PREFERRED SHAREHOLDER WHO FAILS TO COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 THAT IS INCLUDED IN THE PROXY (OR, IN THE CASE OF A FOREIGN

PREFERRED SHAREHOLDER, FORM W-8 OBTAINABLE FROM THE INFORMATION AGENT)
MAY BE SUBJECT TO A REQUIRED FEDERAL INCOME TAX BACKUP WITHHOLDING OF 31% OF THE SPECIAL CASH PAYMENT IN THE EVENT THE PROPOSED AMENDMENT IS ADOPTED AT THE SPECIAL MEETING. To prevent backup United States Federal income tax withholding with respect to the Special Cash Payment, a United States Holder must provide IPC with the Preferred Shareholder's correct taxpayer identification number and certify that the Preferred Shareholder is not subject to backup withholding of Federal income tax by completing the Substitute Form W-9 included in the Proxy and returning it to the Information Agent. Certain Preferred Shareholders (including, among others, all corporations and certain foreign shareholders) are exempt from backup withholding. For a corporate United States Holder to qualify for such exemption, such Preferred Shareholder must provide IPC with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, the foreign holder must submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A copy of Form W-8 may be obtained from the Information Agent.

     Unless a Preferred Shareholder provides the appropriate certification, under the applicable law and regulations concerning "backup withholding" of United States Federal income tax, IPC will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to such Preferred Shareholder or other payee. The amount of any backup withholding from a payment to a Preferred Shareholder will be allowed as a credit against such Preferred Shareholder's United States federal income tax liability and may entitle such Preferred Shareholder to a refund, provided that the required information is furnished to the IRS. However, backup withholding is not required for amounts subject to withholding discussed above under "Non-United States Holders."

                               FEES AND EXPENSES


     Donaldson, Lufkin & Jenrette Securities Corporation will act as the Solicitation Agent for IPC in connection with the proxy solicitation. The Solicitation Agent will solicit Proxies, will attempt to respond to inquiries of Preferred Shareholders and will receive a fee for such services equal to $0.50 per Share for any Shares that are voted in favor of the Proposed Amendment, provided that the Proposed Amendment is adopted at the Special Meeting. The Solicitation Agent will also be reimbursed by IPC for its reasonable out-of-pocket expenses, including attorneys' fees, and will be indemnified against certain liabilities, including certain liabilities under the federal securities laws, in connection with its engagement as Solicitation Agent. The Solicitation Agent has rendered, is currently rendering and is expected to continue to render various investment banking and other advisory services to IPC. The Solicitation Agent has received, and will continue to receive, customary compensation from IPC for such services.


     IPC has retained MacKenzie Partners, Inc. as the Information Agent in connection with the proxy solicitation. The Information Agent will solicit Proxies and be responsible for collecting Proxies. The Information Agent will receive reasonable and customary compensation for its services and will also be reimbursed for reasonable out-of-pocket expenses, including attorneys' fees. IPC has agreed to indemnify the Information Agent against certain liabilities, including certain liabilities under the federal securities laws, in connection with the proxy solicitation.

                   CERTAIN INFORMATION REGARDING IPC AND ILN;
                           INCORPORATION BY REFERENCE

GENERAL

     IPC, organized in 1923, is a combination electric and gas utility and a subsidiary of ILN. IPC is engaged in the generation, transmission, distribution and sale of electric energy and the distribution, transportation and sale of natural gas in the State of Illinois. Its service area is a widely diversified industrial and agricultural area comprising approximately 15,000 square miles in northern, central and southern Illinois. Electric service is provided at retail to 310 incorporated municipalities, adjacent suburban and rural areas and numerous unincorporated municipalities. Gas service is provided to 257 incorporated municipalities, adjacent suburban areas and numerous unincorporated municipalities. The larger cities served include Decatur, East St. Louis (gas only), Champaign, Danville, Belleville, Granite City, Bloomington (electric only), Galesburg, Urbana and Normal (electric only).


     ILN is a holding company organized in Illinois in May 1994, which conducts substantially all of its business through its subsidiaries. In addition to IPC, ILN has three other principal operating subsidiaries: Illinova Generating Company, organized in October 1992, is an independent power company which invests in energy supply projects and competes in the independent power market worldwide; Illinova Energy Partners, Inc., organized in July 1994, is in the business of (i) developing and marketing energy-related services to the unregulated energy market in the United States and (ii) brokering and marketing electric power and gas to various customers; and Illinova Insurance Company, organized in August 1996, is a captive insurance company which is in the business of insuring risks of the ILN subsidiaries and risks related to or associated with their business enterprises. IPC's financial position and results of operations are currently the principal factors affecting ILN's consolidated financial position and results of operation.


INCORPORATION BY REFERENCE

     IPC and ILN are subject to the informational requirements of the Exchange Act and in accordance therewith file reports and other information with the Securities and Exchange Commission (the "SEC"). Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including IPC and ILN. Reports, proxy materials and other information about IPC and ILN are also available at the offices of the NYSE, 20 Broad Street, New York, New York 10005. IPC has filed this Proxy Statement (and related documents) with the SEC pursuant to Rule 14a-6 of the Exchange Act.

                 SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION;
                           INCORPORATION BY REFERENCE

     Set forth below is certain consolidated historical financial information of IPC and its subsidiaries. The historical financial information (other than the ratios of earnings to fixed charges) was derived from the audited consolidated financial statements included in IPC's Annual Report on Form 10-K for the year ended December 31, 1997.

CONDENSED INCOME STATEMENT DATA:

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 1997             1996
                                                                 ----             ----
                                                              (THOUSANDS, EXCEPT RATIOS)
Operating Revenues..........................................  $ 1,773.9        $ 1,688.7
Operating Income............................................      278.7            361.4
Allowance for Borrowed Funds Used During Construction.......       (5.0)            (6.5)
Interest Expense............................................      128.7            133.0
Net Income (Loss)...........................................      (44.2)           228.6
  Less-Preferred Dividend Requirement.......................       21.5             22.3
  Plus -- Carrying Amount Over (Under) Consideration Paid
     for Redeemed Preferred Stock of Subsidiary.............        0.2             (0.7)
Net Income (Loss) Applicable to Common Stock................      (65.5)           205.6
Ratio of Earnings to Fixed Charges..........................        1.24             3.40

CONDENSED BALANCE SHEET DATA (AT END OF PERIOD):

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                1997           1996
                                                                ----           ----
                                                                    (MILLIONS)
Assets
  Plant and property........................................  $7,353.4       $6,981.5
  Less -- accumulated depreciation..........................   2,808.1        2,419.7
                                                              --------       --------
     Net utility plant......................................   4,545.3        4,561.8
  Nuclear fuel under capital lease..........................     133.0          101.7
  Investments and other assets..............................       5.9           14.5
  Current assets............................................     414.8          444.3
  Deferred charges..........................................     192.5          446.2
                                                              --------       --------
       Total................................................  $5,291.5       $5,568.5
                                                              ========       ========
Capital and Liabilities
  Common stock..............................................  $1,417.3       $1,416.4
  Treasury stock............................................    (207.7)         (86.2)
  Retained earnings.........................................      89.5          245.9
  Preferred stock...........................................      57.1           96.2
  Mandatorily redeemable preferred stock....................     197.0          197.0
  Long-term debt............................................   1,617.5        1,636.4
                                                              --------       --------
       Total capitalization.................................   3,170.7        3,505.7
  Current liabilities.......................................     729.1          655.5
  Deferred credits and other noncurrent liabilities.........   1,391.7        1,407.3
                                                              --------       --------
       Total................................................  $5,291.5       $5,568.5
                                                              ========       ========

     The financial statements of IPC and related information included in its Annual Report on Form 10-K for the year ended December 31, 1997, and its Current Reports on Form 8-K, dated February 13, 1998, January 21, 1998 and April 13, 1998, each as filed with the SEC, are hereby incorporated by reference. All documents subsequently filed by IPC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed documents which is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     IPC will provide without charge to each person to whom a copy of this Proxy Statement has been delivered, on the written or oral request of any such person, a copy of any or all of the documents described above which have been incorporated by reference in this Proxy Statement, other than exhibits to such documents. Written requests for copies of such documents should be addressed to the Shareholder Services Department, Illinois Power Company at 500 South 27th Street, Decatur, Illinois 62525 (telephone (800) 800-8220) or at the Illinova Website on the World Wide Web at http://www.illinova.com. The information relating to IPC and ILN contained in this Proxy Statement does not purport to be comprehensive and should be read together with the information contained in the documents incorporated by reference.

                             SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal at the 1999 Annual Meeting of Shareholders of IPC, the proposal must be received by the Corporate Secretary of IPC not later than November 12, 1998 for inclusion in IPC's proxy or information statement and form of proxy, if applicable.

                                 OTHER BUSINESS

     Management does not know of any matter which will be presented for consideration at the Special Meeting other than the matters described in the accompanying Notice of Special Meeting.

                                            ILLINOIS POWER COMPANY

Decatur, Illinois

April 27, 1998

                                                                    ATTACHMENT A

                          ILLINOIS DISSENTERS' RIGHTS

  SECTION 11.65. RIGHT TO DISSENT.

     (a) A shareholder of a corporation is entitled to dissent from, and obtain payment for his or her shares in the event of any of the following corporate actions:

          (1) consummation of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if

             (i) shareholder authorization is required for the merger or consolidation or the share exchange by Section 11.20 or the articles of incorporation or

             (ii) the corporation is a subsidiary that is merged with its parent or another subsidiary under Section 11.30;

          (2) consummation of sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;

          (3) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

             (i) alters or abolishes a preferential right of such shares;

             (ii) alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of such shares;

             (iii) in the case of a corporation incorporated prior to January 1, 1982, limits or eliminates cumulative voting rights with respect to such shares; or

          (4) any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, by-laws, or a resolution of the board of directors provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures set forth in
     Section 11.70 or as may be otherwise provided in the articles, by-laws or resolution.

     (b) A shareholder entitled to dissent and obtain payment for his or her shares under this Section may not challenge the corporate action creating his or her entitlement unless the action is fraudulent with respect to the shareholder or the corporation or constitutes a breach of a fiduciary duty owed to the shareholder.

     (c) A record owner of shares may assert dissenters' rights as to fewer than all the shares recorded in such person's name only if such person dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and other shares were recorded in the names of different shareholders. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on such person's behalf only if the beneficial owner submits to the corporation the record owner's written consent to the dissent before or at the same time the beneficial owner asserts dissenters' rights.

  SECTION 11.70. PROCEDURE TO DISSENT.

     (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

     (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

     (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

     (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are canceled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

     (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

     (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

     (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision of the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

     (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

     (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection
(c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

          (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d), or (f).

          (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefitted. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

     (j) As used in this Section:

          (1) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

          (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     Facsimile copies of the Proxy will be accepted from any holder. The Proxy should be sent or delivered by each voting Preferred Shareholder of IPC or his or her broker, dealer, bank or trust company to the Information Agent at its address set forth below.

     Any questions or requests for assistance may be directed to the Information Agent or the Solicitation Agent at their respective telephone numbers and addresses listed below. Requests for additional copies of this Proxy Statement, the Proxy or other proxy materials may be directed to the Information Agent, and such copies will be furnished promptly at IPC's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the proxy solicitation.

                             The Information Agent:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                           (800) 322-2885 (Toll Free)
                         (212) 929-5500 (Call Collect)

                      If forwarding Proxies by facsimile:

                                      Confirm by
     Facsimile:                       telephone:
   (212) 929-0308                   (212) 929-5500

                            The Solicitation Agent:

                          DONALDSON, LUFKIN & JENRETTE
                                SECURITIES CORPORATION
                                277 Park Avenue
                            New York, New York 10172
                           (800) 334-1604 (Toll Free)
                         (212) 892-3351 (Call Collect)
                        Attn: Paul Galant or Jeff Dorst

                                     PROXY

       4.08% SERIES CUMULATIVE PREFERRED STOCK, CUSIP NUMBER 452092 20 8 4.20% SERIES CUMULATIVE PREFERRED STOCK, CUSIP NUMBER 452092 30 7 4.26% SERIES CUMULATIVE PREFERRED STOCK, CUSIP NUMBER 452092 40 6 4.42% SERIES CUMULATIVE PREFERRED STOCK, CUSIP NUMBER 452092 50 5 4.70% SERIES CUMULATIVE PREFERRED STOCK, CUSIP NUMBER 452092 60 4 7.75% SERIES CUMULATIVE PREFERRED STOCK, CUSIP NUMBER 452092 79 4


     The undersigned hereby appoints Larry D. Haab and Leah Manning Stetzner, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, all the shares of any and all of the series of cumulative preferred stock listed above of Illinois Power Company ("IPC") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Friday, May 29, 1998, or any adjournment(s) or postponement(s) thereof.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPC. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the Proxy will be voted for
Item 1.

     INDICATE YOUR VOTE BY AN (X). THE BOARD OF DIRECTORS OF IPC RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

     To remove in its entirety ARTICLE V, Section 1, Clause (f)(1) from the Amended and Restated Articles of Incorporation of IPC (the "Articles"), which limits IPC's ability to issue or assume unsecured indebtedness.

       [ ] FOR                   [ ] AGAINST                  [ ] ABSTAIN


NOTE: IF THE PROPOSED AMENDMENT IS ADOPTED AT THE SPECIAL MEETING, IPC WILL MAKE A SPECIAL CASH PAYMENT OF $1.50 PER SHARE TO EACH PREFERRED SHAREHOLDER OF RECORD AS OF APRIL 6, 1998, (THE "RECORD DATE"). THE SUBSTITUTE FORM W-9 CONTAINED HEREIN SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.


     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPC AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of IPC his or her entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution.

Please check box if you plan to attend the Special Meeting. [ ]


                       Signature:



                      ------------------------------------------------     Date:


                      -----------------------------------------------, 1998


                       Print Name:
                                  -----------------------------------

                          NOTICE OF SOLICITED PROXIES


     If the Proposed Amendment is adopted at the Special Meeting, IPC will pay to each designated Soliciting Dealer (as defined below) a separate fee of $0.50 per Share for Shares which are voted (and not revoked) in favor of the Proposed Amendment; provided that with respect to beneficial owners affirmatively voting 2,000 or more Shares, the separate fee shall be paid 80% to the Solicitation Agent and 20% to any designated Soliciting Dealer (which may be the Solicitation Agent). However, Soliciting Dealers will not be entitled to a fee for Shares beneficially owned by such Soliciting Dealer. For purposes of this paragraph, a "Soliciting Dealer" shall include: (a) any broker or dealer in securities, including the Solicitation Agent in its capacity as a dealer or broker, which is a member in good standing of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in making solicitations, or (c) any bank or trust company. No separate fee shall be payable to a Soliciting Dealer with respect to the vote of Shares in favor of the Proposed Amendment by a holder unless the Proxy or the Notice of Solicited Proxies relating to such Shares designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being voted for the benefit of one or more beneficial owners identified on the Notice of Solicited Proxies. No such fee shall be payable to a Soliciting Dealer with respect to the vote of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer in the Notice of Solicited Proxies.


     The above signed represents that the Soliciting Dealer which solicited and obtained this vote in favor of the Proposed Amendment is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (Please Print)

Name of Individual Broker
or Financial Consultant:
--------------------------------------------------------------------------------
                                 (Please Print)

Telephone Number of Broker
or Financial Consultant:
--------------------------------------------------------------------------------

Identification Number (if known):
---------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Proxy Statement; (c) in soliciting votes in favor of the Proposed Amendment, it has used no solicitation materials other than those furnished by IPC; and (d) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

------------------------------------------------------------------------------------------------------------------------
                                          PAYER'S NAME: ILLINOIS POWER COMPANY
------------------------------------------------------------------------------------------------------------------------
                               PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
  SUBSTITUTE                   CERTIFY BY SIGNING AND DATING BELOW.                       -----------------------------
  FORM W-9                                                                                  Social Security Number(s)
                                                                                          OR --------------------------
                                                                                         Employer Identification Number
                             -------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY    PART 2--                                                             PART 3--
 INTERNAL REVENUE SERVICE      CERTIFICATION -- Under Penalties of Perjury, I certify           Awaiting TIN  [ ]
                               that:
                               (1) The number shown on this form is my correct taxpayer
                                   identification number (or a TIN has not been issued
                                   to me but I have mailed or delivered an application
                                   to receive a TIN or intend to do so in the near
                                   future),
                               (2) I am not subject to backup withholding either
                               because (a) I have not been notified by the Internal
                                   Revenue Service (the "IRS") that I am subject to
                                   backup withholding as a result of a failure to
                                   report all interest or dividends, or (b) the IRS has
                                   notified me that I am no longer subject to backup
                                   withholding.
                             -------------------------------------------------------------------------------------------
                               You must cross out item (2) above if you have been notified by the IRS that you are
  PAYER'S REQUEST FOR          currently subject to backup withholding because of underreporting interest or dividends
  TAXPAYER IDENTIFICATION      on your tax return.
  NUMBER (TIN)                 SIGNATURE _________________________________  DATE  ____________________________  1998
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY SPECIAL CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED CERTIFICATION "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide such a number.


SIGNATURE  ___________________________________________  DATE ____________ 1998

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

              SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

    PURPOSE OF FORM.--A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property or contributions you made to an IRA. Use the accompanying Substitute Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable,
(1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    HOW TO OBTAIN A TIN.--If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    To complete Substitute Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

    Note: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

    As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

    WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding". Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, non-employee compensation and certain payments from fishing boat operators, but do not include real estate transactions.

    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. The IRS notifies the requester that you furnished an incorrect TIN, or

3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

5. You do not certify your TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

    Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees under Specific Instructions, below, if you are an exempt payee.

    PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends and payments by certain fishing boat operations.

    (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

    Payments of dividend and patronage dividends generally not subject to backup withholding include the following:
    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

    - Payments of tax-exempt interest (including exempt interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid by you.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 605ON, and their regulations.

PENALTIES

    FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    MISUSE OF TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIAL INSTRUCTIONS

    NAME.--If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.

    If you are a sole proprietor, you must furnish your individual name and either the SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

    TAXPAYER IDENTIFICATION NUMBER.--You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. See the chart below for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How to Obtain a TIN on page 1.

    EXEMPT PAYEES.--If you are exempt from backup withholding, you should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Par 1, write "EXEMPT" in the block in Part 2, and sign and date the form, if you are a non-resident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

SIGNING THE CERTIFICATION

   1. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

   2. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

   3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

   4. OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees) and payments to certain fishing boat crew members.

   5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

   6. EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

   7. TIN "APPLIED FOR." Follow the instructions under How To Obtain a TIN on page 1, and sign and date the Substitute Form W-9.

   SIGNATURE.--For a joint account, only the person whose TIN is shown in Part I should sign.

   PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

--------------------------------------------------------------------
      FOR THIS TYPE OF ACCOUNT:            GIVE NAME AND SSN OF:
--------------------------------------------------------------------
 1. Individual                         The individual
 2. Two or more individuals (joint     The actual owner of the
   account)                            account or, if combined
                                       funds, the first individual
                                       on the account(l)
 3. Custodian account of a minor       The minor(2)
   (Uniform Gift to Minors Act)
 4. a. The usual revocable savings     The grantor-trustee(l)
       trust (grantor is also
       trustee)
   b. So-called trust account that is  The actual owner(l)
      not a legal or valid trust
      under state law
 5. Sole proprietorship                The owner(3)
 6. A valid trust, estate, or pension  Legal entity(4)
    trust

--------------------------------------------------------------------
      FOR THIS TYPE OF ACCOUNT:            GIVE NAME AND SSN OF:
--------------------------------------------------------------------
 7. Corporate                          The corporation
 8. Association, club, religious,      The organization
    charitable, educational or other
    tax-exempt organization
 9. Partnership                        The partnership
10. A broker or registered nominee     The broker or nominee
11. Account with the Department of     The public entity
    Agriculture in the name of a
    public entity (such as a state or
    local government, school district
    or prison) that receives
    agriculture program payments

==================================================================
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

    NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                             ILLINOIS POWER COMPANY
                   PROXY SOLICITED BY ILLINOIS POWER COMPANY

                             DTC PARTICIPANT PROXY


     The undersigned, a holder of record of shares of preferred stock of Illinois Power Company ("IPC") on the record date, April 6, 1998, for this proxy solicitation, hereby acknowledges receipt of the Proxy Statement dated April 27, 1998 (the "Proxy Statement"), and hereby appoints Larry D. Haab and Leah Manning Stetzner, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting, the shares of cumulative preferred stock of IPC which the undersigned is entitled to vote, and which are set forth below, at the Special Meeting of Shareholders to be held on Friday, May 29, 1998, or any adjournment(s) or postponement(s) thereof.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IPC. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the Proxy will be voted for
Item 1.

     INDICATE YOUR VOTES BY COMPLETING THE TABLE BELOW. THE BOARD OF DIRECTORS OF IPC RECOMMENDS VOTING FOR ITEM 1.

ITEM 1.

     To remove in its entirety ARTICLE V, Section 1, Clause (f)(1) from the Amended and Restated Articles of Incorporation of IPC (the "Articles"), which limits IPC's ability to issue or assume unsecured indebtedness.

NOTE: IF THE PROPOSED AMENDMENT IS ADOPTED AT THE SPECIAL MEETING, IPC WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER OF RECORD AS OF APRIL 6, 1998.

     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF IPC AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     DTC participants should forward the completed DTC Participant Proxy by facsimile to MacKenzie Partners, Inc., the Information Agent at (212) 929-0308 and should confirm its receipt by telephone at (212) 929-5500.

                                                          NUMBER OF SHARES VOTING:
                                           -------------------------------------------------------
ISSUE DESCRIPTION/CUSIP                           FOR              AGAINST            ABSTAIN
-----------------------                           ---              -------            -------
Cumulative Preferred Stock ($50 Par
  Value)
4.08% Series/452092 20 8
                                           -----------------  -----------------  -----------------
4.20% Series/452092 30 7
                                           -----------------  -----------------  -----------------
4.26% Series/452092 40 6
                                           -----------------  -----------------  -----------------
4.42% Series/452092 50 5
                                           -----------------  -----------------  -----------------
4.70% Series/452092 60 4
                                           -----------------  -----------------  -----------------
7.75% Series/452092 79 4
                                           -----------------  -----------------  -----------------
Date: --------------------------------------------   Authorized Signature:
                                                     -----------------------------------
DTC Participant Name: ------------------------       Print Name:
                                                     ---------------------------------------------
DTC Participant Number: ---------------------        Telephone Number:
                                                     -------------------------------------
Address: ----------------------------------------
Medallion Stamp:

                          DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

                           THE SOLICITATION AGENT FOR

                            SOLICITATION OF PROXIES
                  FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF

                             ILLINOIS POWER COMPANY


THE SPECIAL MEETING OF SHAREHOLDERS WILL BE HELD AT THE PRINCIPAL OFFICE OF ILLINOIS POWER COMPANY, AT 10:00 A.M., LOCAL TIME, ON MAY 29, 1998.



                                                                  April 27, 1998


To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     We have been appointed by Illinois Power Company, an Illinois corporation ("IPC"), to act as Solicitation Agent (the "Solicitation Agent") and in connection therewith are enclosing the material listed below relating to the solicitation of proxies in connection with a special meeting of the shareholders of IPC (the "Special Meeting") to consider and vote upon a proposed amendment to IPC's Amended and Restated Articles of Incorporation to remove a provision which limits the ability of IPC to issue or assume unsecured indebtedness (the "Proposed Amendment").


     PREFERRED SHAREHOLDERS OF RECORD AS OF APRIL 6, 1998 (THE "RECORD DATE") ARE BEING ASKED TO VOTE ON THE PROPOSED AMENDMENT BY CASTING THEIR VOTE, SIGNING AND RETURNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS ADOPTED BY IPC'S SHAREHOLDERS, IPC WILL MAKE A SPECIAL CASH PAYMENT IN THE AMOUNT OF $1.50 PER SHARE TO EACH PREFERRED SHAREHOLDER OF RECORD AS OF THE RECORD DATE. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION" IN THE PROXY STATEMENT (THE "PROXY STATEMENT").


     THE BOARD OF DIRECTORS OF IPC RECOMMENDS VOTING IN FAVOR OF THE PROPOSED AMENDMENT.

     We are asking you to contact your clients for whom you hold shares of IPC's cumulative preferred stock (par value $50 per share) (collectively, the "Shares") registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the proxy solicitation to their attention as promptly as possible.


     If the Proposed Amendment is adopted at the Special Meeting, IPC will pay to each designated Soliciting Dealer (as defined below) a separate fee of $0.50 per Share for Shares which are voted (and not revoked) in favor of the Proposed Amendment; provided that with respect to beneficial owners affirmatively voting 2,000 or more Shares, the separate fee shall be paid 80% to the Solicitation Agent and 20% to any designated Soliciting Dealer (which may be the Solicitation Agent). A designated "Soliciting Dealer" is an entity obtaining the Proxy, if the Proxy or Notice of Solicited Proxies, as the case may be, shall include its name and it is (i) any broker or dealer in securities, including the Solicitation Agent in its capacity as a broker or dealer, which is a member in good standing of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in making solicitations, or (iii) any bank or trust company. No separate fee shall be payable to a Soliciting Dealer with respect to the vote of Shares by a holder unless the Proxy or Notice of Solicited Proxies accompanying such vote designates such Soliciting Dealer. No separate fee shall be payable to a Soliciting Dealer in respect of

Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being voted for the benefit of one or more beneficial owners identified on the Notice of Solicited Proxies. No separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of IPC, the Solicitation Agent or the Information Agent (as defined below) for purposes of the proxy solicitation.


     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the proxy solicitation consist solely of forwarding to clients materials relating to the proxy solicitation, including the Proxy Statement, the Proxy and the other proxy materials. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to vote in favor of the Proposed Amendment. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the proxy solicitation included any activities other than those described above, and for all purposes noted in all materials relating to the proxy solicitation, the term "solicit" shall be deemed to mean no more than "processing proxies" or "forwarding to customers materials regarding the proxy solicitation."

     IPC will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the proxy solicitation to their customers.

     IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SEPARATE FEE SUCH SOLICITING DEALER MUST BE DESIGNATED ON THE APPLICABLE PROXY OR THE INFORMATION AGENT MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED PROXIES IN THE FORM ATTACHED HERETO WITHIN THREE BUSINESS DAYS AFTER THE DATE OF THE SPECIAL MEETING.

     For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:


     1. The Notice and Proxy Statement, dated April 27, 1998 together with a cover letter to shareholders of IPC.


     2. A Proxy for your use and for the information of your clients.

     3. A DTC Participant Proxy for the use of DTC participants.

     4. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the proxy solicitation by IPC.

     5. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

     6. A return envelope addressed to MacKenzie Partners, Inc., the Information Agent.

     DTC PARTICIPANTS SHOULD FORWARD THEIR COMPLETED DTC PARTICIPANT PROXY BY FACSIMILE TO THE INFORMATION AGENT AT (212) 929-0308 AND SHOULD CONFIRM ITS RECEIPT BY TELEPHONE AT (212) 929-5500.


     We urge you to contact your clients as promptly as possible. Please note that the Special Meeting is scheduled for Friday, May 29, 1998, at 10:00 a.m., local time at IPC's principal office, 500 South 27th Street, Decatur, Illinois 62525.

     Any questions or requests for assistance or additional copies of the enclosed materials may be directed to MacKenzie Partners, Inc., the Information Agent, or to us, as Solicitation Agent, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Proxy Statement.

Very truly yours,

DONALDSON, LUFKIN & JENRETTE
          SECURITIES
         CORPORATION

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF IPC, THE SOLICITATION AGENT OR THE INFORMATION AGENT, OR AUTHORIZES YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE PROXY SOLICITATION OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                          NOTICE OF SOLICITED PROXIES
                   FOR THE CUMULATIVE PREFERRED STOCK OF IPC

     List below the number of Shares voted in favor of the Proposed Amendment by each beneficial owner whose vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to Illinois Power Company ("IPC"). If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Proxies.


     ALL NOTICES OF SOLICITED PROXIES SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED PROXIES SHOULD BE DIRECTED TO, MACKENZIE PARTNERS, INC., THE INFORMATION AGENT. ALL NOTICES OF SOLICITED PROXIES MUST BE RECEIVED BY THE INFORMATION AGENT WITHIN THREE BUSINESS DAYS AFTER THE DATE OF THE SPECIAL MEETING.


PROXIES SOLICITED FOR BENEFICIAL HOLDERS VOTING LESS THAN 2,000 SHARES IN FAVOR
                           OF THE PROPOSED AMENDMENT

------------------------------------------------------------------------------------------------------------
                                                                         TO BE COMPLETED BY
                                                                         SOLICITING DEALER
------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                     SHARES VOTED IN
                                                                                       FAVOR OF THE
                                                              SERIES OF                  PROPOSED
                 BENEFICIAL OWNERS                            PREFERRED                 AMENDMENT
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 1
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 2
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 3
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 4
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 5
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 6
------------------------------------------------------------------------------------------------------------
 Total
------------------------------------------------------------------------------------------------------------

PROXIES SOLICITED FOR BENEFICIAL HOLDERS VOTING 2,000 OR MORE SHARES IN FAVOR OF
                             THE PROPOSED AMENDMENT

------------------------------------------------------------------------------------------------------------
                                                                         TO BE COMPLETED BY
                                                                         SOLICITING DEALER
------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                     SHARES VOTED IN
                                                                                       FAVOR OF THE
                                                              SERIES OF                  PROPOSED
                 BENEFICIAL OWNERS                            PREFERRED                 AMENDMENT
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 1
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 2
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 3
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 4
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 5
------------------------------------------------------------------------------------------------------------
 Beneficial Owner No. 6
------------------------------------------------------------------------------------------------------------
 Total
------------------------------------------------------------------------------------------------------------

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Proxies will be determined by the IPC, in its sole discretion, which determination will be final and binding.

Neither IPC, MacKenzie Partners, Inc. nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Proxies or incur any liability for failure to give such notification.

     PLEASE COMPLETE THE SIGNATURE FORM BELOW.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Proxy Statement; (iii) in soliciting Proxies, it has used no soliciting materials other than those furnished by IPC; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

------------------------------------------------------
Firm Name

------------------------------------------------------
By:
Title:
------------------------------------------------------
Address (including Zip Code)

------------------------------------------------------
Area Code and Telephone Number

--------------------------------------------------------------------------------

                       SEPARATE FEE PAYMENT INSTRUCTIONS

 Issue check to:

 Name:
                                 (Please Print)

 Address:

 ------------------------------------------------------------------------------
                               (Include Zip Code)

 ------------------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

--------------------------------------------------------------------------------

       SOLICITATION OF PROXIES FOR A SPECIAL MEETING OF THE SHAREHOLDERS
                                       OF
                             ILLINOIS POWER COMPANY


THE SPECIAL MEETING OF ILLINOIS POWER COMPANY'S SHAREHOLDERS IS SCHEDULED TO BE
    HELD AT 10:00 A.M., LOCAL TIME AT THE PRINCIPAL OFFICE OF ILLINOIS POWER
                           COMPANY, ON MAY 29, 1998.



                                                                  April 27, 1998


To Our Clients:


     Enclosed for your consideration are the Proxy Statement, dated April 27, 1998 (the "Proxy Statement"), a Proxy to be used for each series of cumulative preferred stock (par value $50 per share) (each a "Series of Preferred" and the holder thereof a "Preferred Shareholder") of Illinois Power Company, an Illinois corporation ("IPC") and direct utility subsidiary of Illinova Corporation, an Illinois corporation ("ILN"), of which you own shares. IPC is soliciting proxies in connection with a special meeting of its shareholders (the "Special Meeting") to consider and vote upon a proposed amendment to IPC's Amended and Restated Articles of Incorporation which would remove a provision which limits the ability of IPC to issue or assume unsecured indebtedness (the "Proposed Amendment"). IPC's Board of Directors recommends voting in favor of the Proposed Amendment. If the Proposed Amendment is adopted by IPC's shareholders, IPC will make a special cash payment in the amount of $1.50 per Share to each Preferred Shareholder of record as of April 6, 1998. See "Proposed Amendment and Proxy Solicitation" in the Proxy Statement.


     WE ARE THE HOLDER OF RECORD OF SHARES HELD FOR YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. A VOTE OF SUCH SHARES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. ANY PROXY FURNISHED TO YOU IS SOLELY FOR YOUR INFORMATION AND CANNOT BE USED BY YOU TO VOTE SHARES HELD BY US FOR YOUR ACCOUNT.

     We request instructions as to whether you wish us to vote any or all of the Shares held by us for your account, upon the terms and subject to the conditions set forth in the Proxy Statement.

     PLEASE READ THE FOLLOWING INFORMATION CAREFULLY:


     (1) The Special Meeting is scheduled to be held on Friday, May 29, 1998 at 10:00 a.m., local time at the principal office of IPC, 500 South 27th Street, Decatur, Illinois 62525. Your instructions to us should be forwarded to us in ample time to permit us to submit a Proxy on your behalf by the date of the Special Meeting. If you would like to revoke your Proxy, you may do so, until the Proposed Amendment is voted on at the Special Meeting.



     (2) If the Proposed Amendment is adopted at the Special Meeting, IPC will make a special cash payment in the amount of $1.50 per Share to each Preferred Shareholder of record as of April 6, 1998.


     THE BOARD OF DIRECTORS OF IPC RECOMMENDS VOTING IN FAVOR OF THE PROPOSED AMENDMENT.

     If you wish to have us vote any or all of your Shares held by us for your account upon the terms and subject to the conditions set forth in the Proxy Statement, please so instruct us by completing, executing, detaching and returning to us the instruction form on the detachable part hereof. An envelope to return your instructions to us is enclosed. If you authorize the voting of your Shares, all such Shares will be voted unless otherwise specified on the detachable part hereof. Your instructions should be forwarded to us in ample time to permit us to submit a vote on your behalf by the date of the Special Meeting.

                                  INSTRUCTIONS
                     WITH RESPECT TO THE PROXY SOLICITATION
                                       BY
                             ILLINOIS POWER COMPANY


     The undersigned acknowledges receipt of your letter and the enclosed Proxy Statement, dated April 27, 1998 and Proxy with respect to a solicitation of proxies by Illinois Power Company ("IPC") for a special meeting of the shareholders of IPC to consider and vote upon a proposed amendment to IPC's Amended and Restated Articles of Incorporation, as set forth in the Proxy Statement (the "Proposed Amendment").


     You are instructed to vote as designated hereunder in respect of the Proposed Amendment all shares which the undersigned is entitled to vote at the Special Meeting:*

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

                                                         SIGN HERE

                                            ------------------------------------
                                                       Signature(s):

                                            ------------------------------------
                                                          Name(s):

                                            ------------------------------------
                                                          Address:

                                            ------------------------------------
                                                Social Security or Taxpayer
                                                    Identification No.:

                                            Dated:                        , 1998
                                                  ------------------------
* By executing and returning these Instructions, unless otherwise indicated, it will be assumed that all shares held by us for your account are to be voted FOR the Proposed Amendment.